UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): September 11, 2008 (September 10, 2008)

GETPOKERRAKEBACK.COM
(Exact name of registrant as specified in its charter)

Nevada	333-139940	98-0554885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Equity Trust Chambers
P.O. Box 3269
Apia, Samoa
(Address of principal executive offices)

(+86) 755-8313-789
(Registrant's telephone number, including area code)

702-23rd Avenue NW
Calgary, Alberta, Canada T2M 1S9
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Stock Purchase Agreement

On September 10, 2008, Getpokerrakeback.com (the "Company") entered into and closed a stock purchase agreement ("Stock Purchase Agreement), between the Company, Flourishing Wisdom Holdings Limited ("Flourishing Wisdom"), a Samoan limited company, and Steven Goertz, the Chairman, Chief Executive Officer and controlling shareholder of the Company. Pursuant to the stock purchase agreement, Flourishing Wisdom purchased 2,500,000 shares ("Shares") of the Company’s common stock, par value $0.001, from Steven Goertz for $555,000, or $0.22, per Share. The Shares represent 54% of the Company’s issued and outstanding common stock as of the closing, therefore, as a result of the transaction, Flourishing Wisdom became the controlling shareholder of the Company.

The Purchaser acquired the Shares and own the following percentage of the outstanding common stock of the Company:

Name	Number of Shares	Percentage of Registrant
Flourishing Wisdom Holdings Limited	2,500,000	54%

The Purchaser used its working capital to acquire the Shares. The Purchaser did not borrow any funds to acquire the Shares.

Prior to the Closing, the Purchaser was not affiliated with the Company. However, the Purchaser will be deemed an affiliate of the Company after the Closing as a result of its stock ownership interest in the Company.

The foregoing description of the terms of the Stock Purchase Agreement is qualified in its entirety by reference to the provisions of that document filed as Exhibit 2.1 to this report and incorporated by reference herein.

Change of Business Plan

From and after the Closing, the Company will no longer engage in the business of marketing and promoting getpokerrakeback.com, the Company’s web site. Instead, the Company’s business plan will now consist of exploring potential targets for a business combination with the Company through a purchase of assets, share purchase or exchange, merger or similar type of transaction. Such a transaction may result in a change in the present board of directors or in the management of the Company.

Except as contemplated by the Stock Purchase Agreement and except as otherwise expressly described herein, neither the Purchaser nor the Company have any other specific plans or proposals at this time which relate to or would result in: (a) the acquisition by any person of additional securities of the Company; (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Company or any of its subsidiaries; (c) a sale or transfer of a material amount of assets of the Company or of any of its subsidiaries; (d) any change in the present board of directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board; (e) any material change in the present capitalization or dividend policy of the Company; (f) any other material change in the Company's business or corporate structure; (g) changes in the Company's charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of the issuer by any other person; (h) causing a class of securities of the Company to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association; (i) a class of equity securities of the Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Securities Act; or (j) any similar action to those enumerated above.

ITEM 5.01

CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated herein by reference. As a result of the closing of stock purchase transaction, the control of the Company has been transferred from Steven Goertz to Flourishing Wisdom.

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In connection with the closing of the stock purchase transaction, on September 10, 2008, Steven Goertz, the sole director of the Company, submitted his resignation letter, pursuant to which he resigned from all offices of the Company that he holds effective as of the closing of the stock purchase transaction. The resignation of Mr. Goertz is not in connection with any known disagreement with the Company on any matter.

A copy of this report has been provided to Mr. Goertz and he has been provided with the opportunity to furnish the Company as promptly as possible with a letter addressed to the Company stating whether he agrees with the statements made in this report, and if not, stating the respects in which he does not agree. Mr. Goertz has not delivered any such letter to the Company.

On September 10, 2008, Ms. Hai Yan Huang was appointed to the board of the directors, effective immediately. She was also appointed as the Chief Executive Officer, Chief Financial Officer and Secretary of the Company. The Company and the newly appointed officer have not entered into any arrangement regarding the payment of compensation for acting as an officer or director of the Company.

HAI YAN HUANG was appointed as our Chief Executive Officer, Chief Financial Officer and Director on September 10, 2008. Mrs. Huang has over 10 years’ experience in the financial industry. Since 2003, Mrs. Huang has served as the senior manager and project leader of Skylinkage Communications, where she is responsible for financial products’ consolidation and marketing strategy design, and for assisting clients in various financial industries such as banks, funds, stock and insurance institutes. Prior to that, Mrs. Huang served, from 1997 to 2003, as an assistant manager in the transaction department of Beijing Security, where her responsibilities included security consulting, data-base statistic and transaction behaviors analysis. Mrs. Huang holds a Bachelor’s Degree in Economics from Zhongshan University and Shenzhen University.

Mrs. Huang expects to spend approximately five hours per month on the Company’s business and affairs.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated September 10, 2008, between Steven Goertz and Flourishing Wisdom Holdings Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETPOKERRAKEBACK.COM

By:/s/ Huang Hai Yan
Huang Hai Yan
Dated: September 11, 2008	President and Chief Executive Officer

EXHIBITS

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated September 10, 2008, between Steven Goertz and Flourishing Wisdom Holdings Limited.